Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Committee approved the equity awards to eligible employees, including the NEOs, at its February meeting. These awards are ratified by the independent Directors at the full Board meeting, typically, the fourth Thursday of February. In response to Item 402(x)(1) of Regulation S-K, the award grant practices approved by the Committee in early 2024 provide that grant dates will generally be the third business day following the expected 10-K filing but no earlier than the second business day following the actual 10-K filing.
The Committee approved the 2025 annual equity awards at its February 26, 2025 meeting. These awards were then ratified by the independent Directors at the Board’s February 27, 2025 meeting with a grant date of March 4, 2025 (the close of the third business day following the 10-K filing). The Committee and full Board meetings are generally scheduled at least one-year in advance. The Committee neither grants equity awards in anticipation of the release of material nonpublic information, nor is the timing of filings of material nonpublic information based on equity award grant dates.
Equity grants to certain newly hired employees, including executive officers, are effective on the last trading day of the month they commence employment with Pfizer. Special equity grants to continuing employees are effective on the last trading day of the month in which the award is approved or such later date as determined at the time of approval. Where applicable, the exercise/grant price for an award will be equal to the closing market price of our common stock on the grant date. Our equity incentive plan prohibits the repricing or exchange/cash out of equity awards without shareholder approval.
Award Timing Method	The Committee approved the equity awards to eligible employees, including the NEOs, at its February meeting. These awards are ratified by the independent Directors at the full Board meeting, typically, the fourth Thursday of February. In response to Item 402(x)(1) of Regulation S-K, the award grant practices approved by the Committee in early 2024 provide that grant dates will generally be the third business day following the expected 10-K filing but no earlier than the second business day following the actual 10-K filing.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Committee and full Board meetings are generally scheduled at least one-year in advance. The Committee neither grants equity awards in anticipation of the release of material nonpublic information, nor is the timing of filings of material nonpublic information based on equity award grant dates.
MNPI Disclosure Timed for Compensation Value	false